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          MAS HIGH YIELD PROXY STATEMENT - SUPPLEMENTARY INFORMATION
                             FOR INTERNAL USE ONLY

The following table has been prepared to present characteristics of institutional mutual funds within the Morningstar High Yield Universe*. The funds were selected on the basis of significant share of net new institutional fund cash flows over the previous three years or similarity of investment philosophy and approach to the MAS Funds High Yield Portfolio.

The average expense ratio for the selected funds is approximately 0.78%. This is well below the Morningstar Universe average of 1.28%. Additionally, the average performance of the selected funds exceeds that of the Universe in all periods presented below. The expense ratio for the MAS Funds High Yield Portfolio reflects the increase in fees and is still the third lowest in the group of eleven institutional mutual funds.

                                           HIGH YIELD BOND - ANALYSIS OF SELECTED FUNDS
                                                  PERIODS ENDING - JUNE 30, 1999

                                 OVERALL    TOTAL   AVG. ANNUAL   AVG. ANNUAL   AVG. ANNUAL               NET                FUND
                               MORNINGSTAR  RETURN  TOTAL RETURN  TOTAL RETURN  TOTAL RETURN    SINCE    ASSETS  EXPENSE   INCEPTION
FUND NAME                       RATING**    12 MO       3 YR          5 YR         10 YR      INCEPTION   $MM    RATIO***    DATE
-----------------------------  -----------  ------  ------------  ------------  ------------  ---------  ------  --------  ---------
MAS High-Yield Instl                     5    1.96         11.40         10.98         11.43      11.27     913      0.57    1989-02

PIMCO High-Yield Instl                   5    2.89         10.05         11.17             -      11.20   2,425      0.50    1992-12
Offitbank High Yield Sel                 5    1.90          9.09          9.98             -       8.88   1,813      0.84    1994-03
T. Rowe Price High- Yield                4    2.02          9.87          9.58          8.38      10.07   1,776      0.81    1984-12
Federated Hi Yield Trust                 4    0.27          8.80          9.54          9.96      10.90   1,018      0.88    1984-08
Smith Barney High Income (A)             3   -3.20          7.38          8.22             -       8.31     523      1.05    1992-11
SEI Inst Mgd High Yield                  5   -0.31          9.01             -             -      11.18     464      0.85    1995-01
Scudder High-Yield Bond                  5    1.82         10.32             -             -      10.30     208      0.44    1996-06
TCW Galileo High-Yield Bd I              5    1.08          8.46          9.20             -       8.60     201      0.85    1993-03
Delaware Delchester Instl                2   -6.38          6.86          7.02             -       7.94      40      0.81    1992-06
Salomon Bros Instl High-Yld              3   -2.03          8.19             -             -       8.34      38         -    1996-05
Loomis Sayles High Yld F/I               1    0.71          5.95             -             -       5.91      26      0.75    1996-06

Selected Funds Average                3.82   -0.11          8.54          9.24          9.17                776      0.78

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
                                                 MORNINGSTAR UNIVERSE SUMMARY DATA

25th Percentile Performance                   0.79          9.38          9.52         10.28                         0.90
Median Percentile Performance                -1.29          8.20          8.42          9.51                         1.22
75th Percentile Performance                  -5.39          6.84          7.15          8.79                         1.74

Average                                      -2.49          8.23          8.15          9.55                         1.28
High                                          6.48         13.26         12.12         13.35                         2.13
Low                                         -14.97          3.36          3.11          6.19                         0.28

The above information does not constitute an offer to sell or a solicitation of an offer to buy any of the funds mentioned herein.

Additional information is available by calling MAS Client Services at 800-354-8185.

Total returns are net of all fees. Total returns represent past performance and are not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth either more or less than their original cost. Performance for the Investment and Adviser classes will be lower due to the higher expenses charged.

* For the 3-year period. The number of funds included in the Morningstar High Yield Universe for the 1-, 3-, 5-, and 10-year periods is 275, 156, 101, and 56, respectively.

**Out of 1543 taxable bond funds. Morningstar proprietary ratings reflect historical risk-adjusted performance as of June 30, 1999. Ratings are subject to change every month and are calculated from the Funds' 3-, 5-, and 10-year average annual returns in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90 day T-bill returns. The top 10% of the funds in an investment category received five stars, the next 22.5% received four stars, the next 35% received three stars, the next 22.5% received 2 stars and the bottom 10% received 1 star. MAS Funds High Yield Institutional Class received 4 stars among 1,543 taxable bond funds for the 3-year period, 5 stars among 1,102 taxable bond funds for the 5-year period, and 5 stars among 371 taxable bond funds for the 10-year period.

***Expense information reported by Morningstar reflects information gathered from the most recent audited annual report for each fund with the exception of the MAS High-Yield Institutional Class which reflects the proposed expense ratio.